UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a−101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the registrant ☑
Filed by a party other than the registrant 

Check the appropriate box:

☑	Preliminary proxy statement

	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

	Definitive proxy statement.

	Definitive additional materials.

	Soliciting material under Rule 14a-12.

Northern Lights Fund Trust IV
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

☑	No fee required.

	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:
	Fee paid previously with materials.
	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing..

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

FormulaFoliosTactical Income ETF

FormulaFolios Hedged Growth ETF

FormulaFolios Smart Growth ETF

FormulaFolios Tactical Growth ETF

each a series of Northern Lights Fund Trust IV

4221 North 203rd Street, Suite 100

Elkhorn, NE, 68022

[__________], 2020

Dear Shareholder:

The enclosed Proxy Statement contains information about a proposal to approve a new investment advisory agreement (the “New Advisory Agreement”) between Northern Lights Fund Trust IV (the “Trust”), on behalf of the FormulaFolios Tactical Income ETF, FormulaFolios Hedged Growth ETF, FormulaFolios Smart Growth ETF and FormulaFolios Tactical Growth ETF (each a “Fund,” and collectively, the “Funds”), each a series of the Trust, and FormulaFolio Investments LLC (the “Adviser”), the investment adviser to the Funds. The shareholders of each of the Funds are being asked to approve the proposal at meeting (the “Meeting”) scheduled to be held at 11:00 a.m., Eastern Time on [__________], 2020, at the offices of FormulaFolio Investments LLC, the Funds’ adviser, at 89 Ionia NW, Suite 600, Grand Rapids, MI 49503. Please take the time to carefully read the enclosed Proxy Statement and cast your vote by following the instructions on the enclosed proxy ballot.

The proposal is required because the former advisory agreement (the "Former Advisory Agreement") between the Trust and the Adviser automatically terminated as a result of a change in ownership of the Adviser as more fully descried in the enclosed proxy statement. The Adviser currently serves as the investment adviser to each Fund under an interim investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “Interim Advisory Agreement”) that was approved by the Board of Trustees of the Trust (the “Board”) in advance of the Adviser’s change in ownership. On July 2, 2020, a majority controlling interest in the Adviser was acquired by AmeriLife Group, LLC, and certain related persons, which pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”) and in accordance with the terms of the Former Advisory Agreement with the Adviser, resulted in an assignment and termination of the Former Advisory Agreement. As a result, shareholders of each Fund are being asked to approve the New Advisory Agreement for the Adviser to continue managing each such Fund.

Information on the Interim Advisory Agreement, Former Advisory Agreement and New Advisory Agreement is set forth in the enclosed Proxy Statement. In addition, information on the Adviser is included as well.

It is important to note that, although the Adviser has undergone a change in ownership, the day-to-day services to the Funds will not change. In addition, no changes are being proposed to the advisory fees charged to each Fund and the Adviser has committed to extend its current expense limitation arrangement with each such Fund through at least September 30, 2021.

We think that this proposal is in the best interest of the shareholders of the Funds. The Trust’s Board of Trustees has unanimously recommended that shareholders of the Funds vote “FOR” the proposal.

Should you have any questions, please feel free to call us at 1-855-907-3233. We will be happy to answer any questions you may have. For voting instructions, including a toll-free number and website for voting, please refer to the enclosed proxy ballot.

Your vote is important regardless of the number of shares you own. To assure your representation at the Meeting, please follow the instructions on the enclosed proxy ballot whether or not you expect to be present at the Meeting. If you attend the Meeting, you may revoke your proxy and vote your shares in person.

Sincerely,

Wendy Wang

President

Northern Lights Fund Trust IV

FormulaFolios Tactical Income ETF

FormulaFolios Hedged Growth ETF

FormulaFolios Smart Growth ETF

FormulaFolios Tactical Growth ETF

each a series of Northern Lights Fund Trust IV

4221 North 203rd Street, Suite 100

Elkhorn, NE, 68022

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held [__________], 2020

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust IV (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Meeting”) of the shareholders of the FormulaFolios Tactical Income ETF, FormulaFolios Hedged Growth ETF, FormulaFolios Smart Growth ETF and FormulaFoliosTactical Growth ETF (each a “Fund” and collectively, the “Funds”), each a series of the Trust, to be held at the offices of FormulaFolio Investments LLC, 89 Ionia NW, Suite 600, Grand Rapids, MI 49503, on [__________], 2020 at 11:00 a.m., Eastern Time, for the purpose of considering and approving the following proposals:

  To approve a new investment advisory agreement by and between the Trust and FormulaFolio Investments LLC (the “New Advisory Agreement”), the investment adviser to the Funds. (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) No fee increase is proposed; and
  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on [__________], 2020 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [__________], 2020.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed New Advisory Agreement) and Proxy Voting Ballot are available at www.proxyonline.com/NLFT/docs/FormulaFoliosETF.pdf.

By Order of the Board of Trustees

Jennifer Farrell

Secretary

Northern Lights Fund Trust IV

[__________], 2020

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q. What proposal am I being asked to vote on?

A. At the Meeting, you will be asked to vote on the proposal below, and to transact any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof:

1. To approve a new investment advisory agreement by and between the Trust and FormulaFolio Investments LLC (the “New Advisory Agreement”), the investment adviser to each of the Funds. (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) No fee increase is proposed.

Q. Why am I being asked to approve the Proposal?

As more fully described in the attached Notice and Proxy Statement, on July 2, 2020, AmeriLife Group, LLC (“AmeriLife”), Nadim “Dean” Zayed, the Chief Executive Officer of Brookstone Capital Management LLC (“BCM”), a majority-owned subsidiary of AmeriLife Group LLC, and Darryl Ronconi, President and Chief Operating Officer of BCM, purchased all or a portion of the interest in the Adviser held by the Adviser’s original ten owners (the “Transaction”), four of whom remain shareholders following the Transaction. AmeriLife provides insurance services offering insurance marketing and brokerage services for annuity, life, and health insurance products. BCM, a registered investment adviser, provides investment management services through a network of independent investment adviser representatives.

Prior to the Transaction, Jason Wenk, the Managing Member of the Adviser prior to the Transaction, owned more than 25% but less than 50% of the Adviser’s voting interest while none of the other shareholders owned 25% or more of the Adviser’s voting interest. Following the Transaction, AmeriLife owns over 50% of the voting interest of the Adviser, Mr. Zayed owns over 25% but less than 50% and Mr. Wenk owns more than 5% but less than 25%. The remaining shareholders own interests that represent an economic interest in the Adviser. Under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) and pursuant to the terms of the Former Advisory Agreement, management believes the Transaction resulted in a “change in control” of the Adviser and thus caused the automatic termination of the Former Advisory Agreement. To avoid a lapse in advisory services to the Funds, the Adviser and the Trust on behalf of each Fund entered into the Interim Advisory Agreement, which became effective on the date of the Transaction. However, for the Adviser to continue to provide investment management services to the Funds beyond the term of the Interim Advisory Agreement (maximum term of 150 days from July 2, 2020), shareholders of each Fund are required by the 1940 Act to approve the New Advisory Agreement.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in one or more of the Funds and have the right to vote on this very important proposal concerning your investment.

Q. How will the Transaction or the approval of the New Advisory Agreement affect me as a Fund shareholder?

A. Each of the Funds and its investment objective will not change as a result of the completion of the Transaction or the approval of the New Advisory Agreement, and you will still own the same shares in your Fund or Funds. The terms of the New Advisory Agreement are identical to the Former Advisory Agreement except for date of execution, effectiveness and term. The advisory fee rates charged to the Funds will remain the same as under the Former Advisory Agreement and the Interim Advisory Agreement. If approved by shareholders, the New Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter.

While Messrs. Zayed and Ronconi became the Chief Executive Officer and the Chief Operating Officer of the Adviser, respectively, on the date of the Transaction, senior management of the Adviser otherwise remain unchanged and the portfolio managers of the Funds will remain unchanged. There will be no changes to the Funds’ investment strategies or the investment processes used by the Adviser as a result of the Transaction. The composition of the Board will not be changed as a direct result of the New Advisory Agreement, and the Board will continue to make decisions regarding the independent accountants, custodian, administrator, distributor and transfer agent of the Funds. No changes are being proposed to these existing service providers at this time.

Q. What will happen if shareholders do not approve the New Advisory Agreement?

A. If the New Advisory Agreement is not approved by shareholders of one or more Funds, the Interim Advisory Agreement for such Fund or Funds will continue in effect until its expiration and the Board will consider other alternatives including the possible liquidation of the Fund or Funds or seeking another investment adviser to manage the Fund or Funds. If the New Advisory Agreement is approved by shareholders of a Fund, the New Advisor Agreement will be effective for that Fund regardless of whether shareholders of the other Funds approve the Agreement.

Q. Will the Funds’ names change?

A. No. Each Fund’s name will not change.

Q. Has the Board of Trustees approved the New Advisory Agreement and how do the Trustees of the Funds recommend that I vote?

A. The Board unanimously approved the New Advisory Agreement at a meeting held on April 27, 2020, and recommends that you vote FOR the proposal.

Q. Who will bear the costs related to this proxy solicitation?

A. All costs of this proxy will be paid by the Adviser and not by any Fund or its shareholders.

Q. Who is entitled to vote?

A. If you owned shares of a Fund as of the close of business on [__________], 2020 (the “Record Date”), you are entitled to vote.

Q. When and where will the Meeting be held?

A. The Meeting will be held at the offices of FormulaFolio Investments LLC, the Funds’ adviser, at 89 Ionia NW, Suite 600, Grand Rapids, MI 49503 on [__________], 2020 at 11:00 a.m., Eastern Time.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

Via Internet: If you choose to submit a proxy via the Internet, follow the instructions provided on the proxy card; or

In Person: Attend the Meeting as described in the Proxy Statement.

If you submit your proxy by telephone or via the Internet, you do not need to return a proxy card by mail. Internet proxy submission is available 24 hours a day. Shareholders can vote by telephone Monday through Friday between 9:00 a.m. and 10:00 p.m. Eastern Time. Proxies submitted by the Internet must be received by 10:00 a.m. Eastern Time on [__________], 2020 for direct shareholders and 11:59 p.m. on [__________], 2020 for beneficial shareholders.

Q. What vote is required to approve the proposal?

A. Approval of the New Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of a Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the proposal.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Funds in writing or by phone. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person.

Q. How can I obtain a copy of the Funds’ annual or semi-annual report?

A. If you would like to receive a copy of the latest annual or semi-annual report(s) for the Funds, please call the Funds (toll-free) 1-855-907-3233, or write to 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022. The reports will be furnished free of charge.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call (toll-free) [1-___-___-____].

FormulaFolios Tactical Income ETF

FormulaFolios Hedged Growth ETF

FormulaFolios Smart Growth ETF

FormulaFolios Tactical Growth ETF

each a series of Northern Lights Fund Trust IV

4221 North 203rd Street, Suite 100

Elkhorn, NE, 68022

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Northern Lights Fund Trust IV (the “Trust”), an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) with its principal office located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The proxies are to be used at a special meeting (the “Meeting”) of the shareholders of the FormulaFolios Tactical Income ETF, FormulaFolios Hedged Growth ETF, FormulaFolios Smart Growth ETF and FormulaFolios Tactical Growth ETF (each a “Fund,” and, collectively, the “Funds”), each a series of the Trust, at the offices of FormulaFolio Investments LLC, the Funds’ adviser, at 89 Ionia NW, Suite 600, Grand Rapids, MI 49503 on [_________], 2020 at 11:00 a.m., Eastern Time, and any adjournment of the Meeting. The primary purpose of the Meeting is for shareholders of the Funds to consider and approve the following proposals:

  To approve a new investment advisory agreement by and between the Trust and FormulaFolio Investments LLC (the “New Advisory Agreement”), the investment adviser to the Funds. (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) No fee increase is proposed; and
  To transact such other business as may properly come before the Meeting or any adjournments thereof.

The date of the first mailing of this Proxy Statement will be on or about [__________], 2020. Only shareholders of record at the close of business on [__________], 2020 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting to be Held on [__________], 2020:

This proxy statement is available at www.proxyonline.com/NLFT/docs/FormulaFoliosETF.pdf, or by contacting the Funds at 1-855-907-3233. To obtain directions to attend the Meeting, please call the Funds at 1-855-907-3233. For a free copy of the Funds’ latest annual and/or semi-annual report, call (toll-free) at 1-855-907-3233 or write to:

FormulaFolios Tactical Income ETF

FormulaFolios Hedged Growth ETF

FormulaFolios Smart Growth ETF

FormulaFolios Tactical Growth ETF

c/o Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

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SUMMARY OF THE PROPOSAL

APPROVAL OF A NEW ADVISORY AGREEMENT BY AND BETWEEN THE TRUST AND

FormulaFolio Investments LLC

Background

The primary purpose of this proposal is to approve FormulaFolio Investments LLC (the “Adviser”) to continue to serve as the investment adviser to the FormulaFolios Tactical Income ETF, FormulaFolios Hedged Growth ETF, FormulaFolios Smart Growth ETF and FormulaFolios Tactical Growth ETF (each a “Fund,” and, collectively, the “Funds”), each a series of Northern Lights Fund Trust IV (the “Trust”). To do so, the Board of Trustees of the Trust (the “Board”) are requesting that shareholders approve a new advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “New Advisory Agreement”). Approval of the New Advisory Agreement will not raise the fees paid by the Funds. The New Advisory Agreement is identical to the Funds’ former investment advisory agreement with the Adviser, except for date of execution, effectiveness and term. The effective date of the New Advisory Agreement will be [__________], 2020, or such other date that the Funds’ shareholders approve the New Advisory Agreement.

On July 2, 2020, the Adviser’s owners sold all or a portion of their interest in the Adviser to AmeriLife Group, LLC (“AmeriLife”), Nadim “Dean” Zayed, the Chief Executive Officer of Brookstone Capital Management LLC (“BCM”), a majority-owned subsidiary of AmeriLife, and Darryl Ronconi, President and Chief Operating Officer of BCM (the “Transaction”). AmeriLife provides insurance services offering insurance marketing and brokerage services for annuity, life, and health insurance products. AmeriLife is an indirect, majority owned subsidiary of THL Fund VIII Investors (Accelerate) L.P, a private equity fund. BCM, a registered investment adviser, provides investment management services through a network of independent investment adviser representatives.

Prior to the Transaction, Jason Wenk, the Managing Member of the Adviser prior to the Transaction, owned over 25% of the Adviser’s voting interest while none of the other shareholders owned 25% or more of the Adviser’s voting interest. Following the Transaction, AmeriLife owns over 50% of the voting interest of the Adviser, Mr. Zayed owns over 25% but less than 50% and Mr. Wenk owns more than 5% but less than 25%. The Adviser’s remaining shareholders, including original shareholders involved in management before and after the Transaction, Joel VanWoerkom and Jason Crump, own interests in the Adviser that represent an economic interest. Other than AmeriLife and Mr. Zayed, no shareholder owns 25% or more of the Adviser’s voting interest following the Transaction.

The Adviser believes the Transaction will benefit Shareholders in the following respects, among others:

•	the Adviser will have access to the greater financial resources of BCM and AmeriLife, which is expected to allow the Adviser to grow the research and investment management capabilities it provides to the Funds;

•	the Adviser will have access to the systems and certain personnel of BCM, which is expected to allow the Adviser to manage the operations of the Funds more efficiently;

•	the Adviser will have access to the new distribution networks and investor relationships provided by BCM and AmeriLife, which offer the potential to increase Fund assets and achieve economies of scale; and

•	each Fund’s portfolio managers will manage the Fund after the Transaction closes, which will allow Shareholders to experience continuity of management of their Fund or Funds.

The Transaction is deemed to be a "change in control" of the Adviser for purposes of the 1940 Act. Under the 1940 Act, a party owning, directly or indirectly, more than 25% of the voting securities of a company is presumed to control the company, and any transaction that results in such owner reducing its interest to less than 25% is presumed to constitute a change in control of an investment adviser. As a result of the Transaction, the former advisory agreement between the Adviser and the Trust (the "Former Advisory Agreement") automatically terminated on July 2, 2020.

.

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At a meeting held on April 27, 2020 (the "Board Meeting"), in anticipation of the completion of the Transaction, the Board approved the New Advisory Agreement, and an interim advisory agreement between the Adviser and the Trust (the "Interim Advisory Agreement"). The New Advisory Agreement will not be effective with respect to a Fund until approved by a majority vote of the outstanding shares of such Fund. The Adviser will continue to manage the Funds pursuant to the Interim Advisory Agreement which became effective on July 2, 2020, upon closing of the Transaction, for up to 150 days from the date of the Transaction or until the New Advisory Agreement is approved by shareholders.

The Transaction will not result in any change in the Funds’ investment objectives and strategies. While Messrs. Zayed and Ronconi became the Chief Executive Officer and the Chief Operating Officer of the Adviser, respectively, on the date of the Transaction, senior management of the Adviser otherwise remained unchanged and the Adviser's personnel who service the Funds, including the portfolio managers, remained the same. Approval of the New Advisory Agreement will not increase the advisory fees paid by the Funds or their shareholders. The effective date of the New Advisory Agreement with respect to a Fund will be the date it is approved by the Fund's shareholders. There will be no changes to the Funds’ investment strategies or the investment processes used by the Adviser as a result of the Transaction. The composition of the Board will not be changed as a direct result of the New Advisory Agreement, and the Board will continue to make decisions regarding the independent accountants, custodian, administrator, distributor and transfer agent of the Funds. No changes are being proposed to these existing service providers at this time.

Please see the section below entitled “Evaluation by the Board of Trustees” for a detailed discussion of the material factors and the conclusions with respect thereto that form the basis for the recommendation of the Board that the shareholders approve the New Advisory Agreement.

Information Concerning the Adviser

The Adviser is a Delaware limited partnership located at 89 Ionia SW Suite 600, Grand Rapids, MI 49503.

As of July 2, 2020, owns over 50% of the voting interest of the Adviser, Dean Zayed owns over 25% but less than 50% of the Adviser’s voting interest, and Jason Wenk owns more than 5% but less than 25% of the Adviser’s voting interest. No other shareholder owns voting interest in the Adviser. AmeriLife provides insurance services offering insurance marketing and brokerage services for annuity, life, and health insurance products. AmeriLife is an indirect, majority owned subsidiary of THL Fund VIII Investors (Accelerate) L.P, a private equity fund. BCM, a registered investment adviser, provides investment management services through a network of independent investment adviser representatives.

The Adviser is an investment adviser registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (“Advisers Act”). As of July 2, 2020, the Adviser had in aggregate approximately $[__] million in assets under management.

The names and titles and principal occupations of the current principal executive officers of the Adviser are set forth below. The address of each such person is.

Name	Title
Jason Wenk	Director of Product Development and Strategy Consultant, Portfolio Manager for the Funds
Jason Crump	Vice President of Sales
Nadim “Dean” Zayed	Chief Executive Officer
Darryl Ronconi	President and Chief Operating Officer
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Joel VanWoerkom	Vice President of Operations
Danielle Tyler	Chief Compliance Officer
Derek Prusa	Senior Market Analyst, Portfolio Manager for the Funds

Jason Wenk

Mr. Wenk is the Director of Product Development and Strategy Consultant of FormulaFolio Investments, LLC. Prior to founding the Adviser, Mr. Wenk also founded Retirement Wealth Advisors Inc. He started his career in 2000 at Morgan Stanley, where he worked for 2 years prior to the founding of his own firms. Mr. Wenk’s research has been highly regarded and often featured in industry publications such as The Wall Street Journal, Institutional Investor, Forbes, and Investment News. His blog, www.JasonWenk.com is one of the most read finance blogs in the United States with over 10,000 professional and individual investor subscribers.

Jason Crump

Jason Crump is the Chief Executive Officer and a member of FormulaFolio Investments, LLC. In addition to Mr. Crump’s duties for FormulaFolio Investments, LLC, he is also (1) a shareholder and Chief Executive Officer of Retirement Wealth Advisors, Inc., an SEC Registered Investment Advisor; and (2) a licensed life insurance agent.

Nadim “Dean” Zayed

Dean Zayed is the Chief Executive Officer of FormulaFolio Investment, LLC. In addition, he is the founder and Chief Executive Officer of Brookstone Capital Management, a majority-owned subsidiary of AmeriLife Group, LLC.

Darryl Ronconi

Darryl Ronconi is the President and Chief Operating Officer of FormulaFolio Investment, LLC. In addition, he is the President and Chief Operating Officer of Brookstone Capital Management, a majority-owned subsidiary of AmeriLife Group, LLC.

Joel VanWoerkom

Joel VanWoerkom is the Vice President of Operations of FormulaFolio Investments, LLC. In addition to Mr. VanWoerkom’s duties for FormulaFolio Investments, LLC, he is also a shareholder and President of Retirement Wealth Advisors, Inc., an SEC Registered Investment Advisor; and a licensed life insurance agent.

Danielle Tyler

Danielle Tyler has 17 years’ experience in the financial industry. She has 11 years of experience as a Chief Compliance Officer (“CCO”) and has been CCO of the Adviser for 4.5 years. She has a BA, Michigan State University, East Lansing, MI and an MBA, Davenport University, Grand Rapids, MI. Prior to joining the Adviser as CCO in September 2015, from July 2015 to September 2015 she was Chief Operations Officer at MEA Financial Services/Paradigm Equities, Inc. and from May 2009 – July 2015, she was Chief Compliance Officer at MEA Financial Services/Paradigm Equities, Inc.

Derek Prusa, CFA, CFP®.

Mr. Prusa is the Senior Market Analyst for FormulaFolio Investment, LLC where he works diligently to research and monitor financial market conditions and select the best investment strategies for each of FormulaFolios’ proprietary models. Mr. Prusa also provides valuable insight to the affiliated advisors and clients of FormulaFolios by producing accessible and understandable weekly, monthly, and quarterly market commentary summaries. Mr. Prusa graduated Summa Cum Laude from Ferris State University in 2012 with a bachelor’s degree in Investment Finance. He received the Delta Sigma Pi Scholarship Key as well as the College of Business Student Excellence Award for his academic accomplishments. Since joining the FormulaFolios team in 2014, Mr. Prusa received his CFP designation and became a CFA charterholder. In 2015 he was named in LifeHealthPro’s 30 under 30.

The Investment Advisory Agreement

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The terms of the New Advisory Agreement are identical in all material respects to those of the Former Advisory Agreement, except for the date of commencement, term and renewal. Under the terms of both the Former Advisory Agreement and the New Advisory Agreement, the Adviser is entitled to receive an annual fee from each Fund equal to 0.60% of the Formula Folios Tactical Income ETF’s average daily net assets, 0.80% of the FormulaFolios Hedged Growth ETF’s average daily net assets, 0.35% of the FormulaFolios Smart Growth ETF’s average daily net assets and 0.60% of the FormulaFolios Tactical Growth ETF’s average daily net assets. For such compensation, the Adviser, at its expense, furnishes a continuing investment program for each Fund, makes investment decisions on behalf of the Funds, and places all orders for the purchase and sale of portfolio securities, subject to each Fund’s investment objective, policies, and restrictions and such policies as the Board may determine. Under the Former Advisory Agreement, the fees paid to the Adviser for the fiscal year ended May 31, 2020 were as follows:

Fund	Aggregate Fees Paid Before Waivers or Reimbursements	Amount of Expense Waiver pursuant to Operating Expense Limitation Agreement	Net Advisory Fees Paid
FormulaFolios Hedged Growth ETF	$441,771	$52,380	$389,391
FormulaFolios Smart Growth ETF	$169,653	$21,902	$147,751
FormulaFolios Tactical Growth ETF	$320,182	$40,751	$279,431
FormulaFolios Tactical Income ETF	$1,541,488	$0	$1,541,488

As adviser to the Funds, subject to the Board's oversight, the Adviser supervises the performance of administrative and professional services provided by others. The Adviser also ensures compliance with each Fund's investment policies and guidelines. The Former Advisory Agreement, dated May 5, 2017, was initially approved by the first Fund’s then sole shareholder on June 2, 2017 for FormulaFolios Tactical Income ETF, FormulaFolios Hedged Growth ETF; and on October 30, 2017 for FormulaFolios Smart Growth ETF and FormulaFolios Tactical Growth ETF. The Former Advisory Agreement was most recently renewed by the Board at a meeting held on April 13-14, 2020.

The Former Advisory Agreement and New Advisory Agreement provide that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The New Advisory Agreement will continue in force for an initial period of two years, and from year to year thereafter with respect to each Fund, but only so long as its continuance is approved at least annually with respect to such by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The New Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the Adviser or the Board on not more than sixty days' notice.

The form of New Advisory Agreement is attached as Exhibit A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Expense Limitation Agreement

Pursuant to an operating expense limitation agreement (the “OELA”), the Adviser had contractually agreed to waive its fee and reimburse the Funds’ expenses so that total annual operating expenses for the Funds, until at least September 30, 2020 (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary or non-recurring expenses, including, but not limited to, litigation) do not exceed 0.80%, 0.95%, 0.60% and 0.80% of the average daily net assets of the FormulaFolios Tactical Income ETF, FormulaFolios Hedged Growth ETF, FormulaFolios Smart Growth ETF and FormulaFolios Tactical Growth ETF, respectively. For the Fund’s most recent fiscal year ended May 31, 2019, the expense waiver pursuant to the OELA was $35,307, $5,227, $30,595 and

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$0 for the FormulaFolios Tactical Income ETF, FormulaFolios Hedged Growth ETF, FormulaFolios Smart Growth ETF and FormulaFolios Tactical Growth ETF, respectively. The Adviser will enter into a new operating expense limitation agreement (the “New OELA”) that is substantially similar to the OELA, except that the New OELA would be extended by a year to September 30, 2021, and that fees waived or expenses reimbursed by the Adviser will remain subject to reimbursement by the Funds to the Adviser within three years of when such fees were waived or expenses reimbursed. Under the New OELA, the Adviser is permitted to seek reimbursement from the Funds, subject to limitations, for fees waived by it or the Adviser and Fund expenses it or the Adviser paid pursuant to the OELA or the New OELA, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

Interim Advisory Agreement

As a result of the Transaction occurring prior to shareholder approval of the New Advisory Agreement, the Trust does not have an investment advisory agreement in place for the Funds that has been approved by shareholders of the Funds in accordance with the 1940 Act. In order for the Adviser to continue as each of the Fund’s investment adviser, the Board of Trustees, including all the Independent Trustees, by a vote on April 27, 2020, unanimously approved the Interim Advisory Agreement with the Adviser pursuant to Rule 15a-4 under the 1940 Act and in accordance with COVID 19 related SEC relief with respect to in-person voting requirements. The Interim Advisory Agreement was effective July 2, 2020, the date of the Transaction, and replaced the Former Advisory Agreement as of such date.

The Interim Advisory Agreement is substantially similar to the Former Advisory Agreement and the New Advisory Agreement, except that it includes certain provisions required by Rule 15a-4 under the 1940 Act. Accordingly, the Interim Advisory Agreement has a maximum term of 150 days. Further, the Interim Advisory Agreement provides that, with respect to a Fund, the Trustees or a majority of such Fund's outstanding voting securities may terminate the Interim Advisory Agreement with respect to that Fund at any time without penalty on not more than 10 days' written notice, and that the compensation earned by the Adviser under the Interim Advisory Agreement is being held in an escrow account until such Fund shareholders approve the New Advisory Agreement, after which the amount in the escrow account with respect to such Fund, plus any interest, will be paid to the Adviser. If shareholders of one or more Funds do not approve the New Advisory Agreement, the Adviser will be paid the lesser of the costs incurred, plus any interest earned on such amount, in performing its obligations under the Interim Advisory Agreement or the total amount in the escrow account with respect to such Fund or Funds, plus any interest.

The Funds will continue to be managed by the Adviser under the Interim Advisory Agreement until such time as the New Advisory Agreement is approved by shareholders or the term of the Interim Advisory Agreement has expired. If the New Advisory Agreement with the Adviser is not approved by shareholders, the Board and the Adviser will consider other options, including a new or modified request for shareholder approval of a new advisory agreement with the Adviser, retaining a new investment adviser for a Fund or Funds, which also would need to be approved by shareholders of the respective Fund, or the possible liquidation and closing of a Fund or Funds.

Evaluation by the Board of Trustees

At a meeting of the Board on April 27, 2020, the Board, including all of the Independent Trustees, met to consider the approval of the Interim Advisory Agreement and New Advisory Agreement between the Trust, on behalf of the Funds, and the Adviser.

In advance of the April 27, 2020 meeting, the Board requested and received materials to assist them in considering the Interim Advisory Agreement and New Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Interim Advisory Agreement and New Advisory Agreement, a memorandum prepared by the Independent Trustee’s independent legal counsel discussing in detail the Board’s fiduciary obligations and the factors they should assess in considering the approval of the Interim Advisory Agreement and New Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Funds. The materials also included materials relating to the Adviser (including a memorandum from the Adviser describing the Transaction, the Adviser’s Form ADV, select financial information of the Adviser, bibliographic information regarding the Adviser’s key management, and investment advisory personnel, and comparative fee,

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expense and performance information relating to the Funds) and other pertinent information. The Board also engaged in conversations directly with Messrs. Jason Crump, Darryl Ronconi and Dean Zayed at the April 27, 2020 meeting discussing, among other things, the terms, conditions, and expected timing of the Transaction and the reasons that the Adviser and AmeriLife were undergoing the Transaction. Based on their evaluation of the information provided by the Adviser, in conjunction with information provided by the Funds’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Interim Advisory Agreement and New Advisory Agreement with respect to the Funds. The Independent Trustees were advised by counsel that is experienced in 1940 Act matters and that is independent of fund management and met with such counsel separately from fund management.

In considering the approval of the Interim Advisory Agreement and New Advisory Agreement and reaching their conclusions, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Interim Advisory Agreement and New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided, both in written and verbal form, and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Interim Advisory Agreement and New Advisory Agreement. The following summarizes the Board’s review process and the information on which their conclusions were based:

Nature, Extent and Quality of Services. As to the nature, extent, and quality of the services provided by the Adviser to the Funds, the Board first discussed the Transaction and its impact on the Adviser, including its key personnel. The Board also noted that it met with representatives of the Adviser and renewed the Former Advisory Agreement at its meeting on April 13-14, 2020. The Board then reviewed materials provided by the Adviser related to the Transaction as well as the Interim Advisory Agreement and New Advisory Agreement to be entered into with the Trust. The Board also reviewed other materials provided by the Adviser, updated as necessary from the April 13-14, 2020 meeting where it renewed the Former Advisory Agreement, including a description of the manner in which investment decisions will be made and executed and a review of the professional personnel that would perform services for each of the Funds, including the individuals that would be primarily responsible for monitoring and executing the investment process. The Board then discussed the extent of the Adviser’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered the Adviser’s specific responsibilities in all aspects of the day-to-day management of each of the Funds. The Board also noted the Adviser’s steady growth, increased personnel and commitment to the proprietary money management algorithms it uses to manage the Funds. The Board noted that none of the Adviser’s personnel responsible for servicing or managing the Funds would change, and that the investment process and day-to-day operations of the Funds are not expected to change. The Board was advised by the Trust’s CCO that the Adviser had adequate compliance policies and procedures which, in his opinion, were reasonably designed to protect the Adviser and the Funds from violations of the federal securities laws. Additionally, the Board received satisfactory responses from representatives of the Adviser with respect to a series of important questions, including questions related to any lawsuits or pending regulatory actions involving the Adviser, BCM, AmeriLife and Messrs. Ronconi and Zayed that might materially impact the management of the Funds; whether the management of other accounts would conflict with its management of each of the Funds; and the procedures the Adviser has in place to fairly allocate trades among its respective clients. The Board considered that, under the terms of the Interim Advisory Agreement and New Advisory Agreement, the Adviser, subject to oversight by the Board, would continue to provide the Funds with investment advice and supervision and would continuously furnish an investment program for the Funds consistent with the respective investment objective and policies of each of the Funds. The Board reviewed the descriptions provided by the Adviser of its practices for monitoring compliance with each of the Fund’s respective investment limitations. The Board also noted the Adviser’s representation that the prospectus and statement of additional information for each of the Funds accurately describe and disclose the investment strategies of each of the Funds. The Board then reviewed the capitalization of the Adviser based on financial information and other materials provided by the Adviser and discussed the financial condition of BCM and AmeriLife. The Board concluded that the Adviser and its anticipated parent companies were sufficiently well-capitalized in order for the Adviser to meet its obligations to the Funds, noting the financial strength of its immediate and indirect parent companies. The Board also concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Interim Advisory Agreement and New Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Adviser after the Transaction were satisfactory. The Board

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concluded that the nature, extent, and quality of the services provided to each of the Funds under the Former Advisory Agreement was satisfactory and reliable and they did not expect them to change under the Interim Advisory Agreement and New Advisory Agreement. The Board further noted that the Adviser will have access to the new distribution networks and investor relationships provided by BCM and AmeriLife, which offer the potential to increase each Fund’s assets. The Board additionally noted that the Adviser will have access to the greater financial resources of BCM and AmeriLife, which is expected to allow the Adviser to grow the research and investment management capabilities it provides to the Funds.

Performance.  The Board discussed the reports prepared by Broadridge previously provided during the last renewal of the Former Advisory Agreement at the April 13-14, 2020 meeting of the Board and reviewed the performance of each of the Funds as compared to its peer group, Morningstar category and benchmark for the one year, three year and since inception periods ended December 31, 2019, and generally discussed the performance of the Funds since the Covid-19 outbreak. The Board reviewed the performance of each Fund as compared to its peer group, Broadridge category and benchmark for the one year and since inception periods:

FormulaFolios Hedged Growth ETF: The Trustees considered the Fund’s performance over the one year and since inception periods and the Trustees noted it slightly underperformed its Broadridge peer group median. The Trustees noted that the Fund equaled its Broadridge peer group median for the period since inception. The Trustees concluded the Fund’s performance was satisfactory.

FormulaFolios Smart Growth ETF: The Trustees considered the Fund’s performance over the one year and since inception periods and noted it underperformed its Broadridge peer group median for the one-year and since inception periods. The Trustees concluded the Fund’s performance was satisfactory.

FormulaFolios Tactical Growth ETF: The Trustees considered the Fund’s performance over the one year and since inception periods and noted the Fund outperformed its Broadridge peer group median for both periods. The Trustees concluded the Fund’s performance was strong.

FormulaFolios Tactical Income ETF: The Trustees considered the Fund’s performance over the one year and since inception periods and noted it outperformed its Broadridge peer group median for the one year period and underperformed its Broadridge peer group for the since inception period. The Trustees concluded the Fund’s performance was satisfactory.

The Board also noted that the Adviser did not intend to make adjustments to the strategy or investment process as a result of the Transaction and that the Adviser expected to continue to adhere to its algorithm. After further discussion, the Board concluded that performance was acceptable although the Board would continue to monitor each of the FormulaFolios Funds’ relative performance.

Fees and Expenses. As to the costs of the services to be provided by the Adviser, the Board reviewed and discussed each of the Fund’s advisory fee and total operating expenses as compared to its peer group and Morningstar category as presented in the Broadridge Report.

FormulaFolios Hedged Growth ETF: The Trustees noted the Fund’s advisory fee of 0.80% was equal to its Broadridge peer group median. They further noted that the Fund’s net expense ratio was equal to the Broadridge peer group median. The Trustees considered that the adviser had an expense limitation in place with respect to the Fund. The Trustees concluded that the Fund’s advisory fee was not unreasonable.

FormulaFolios Smart Growth ETF: The Trustees evaluated the Fund’s advisory fee, noting that the advisory fee of 0.35% was lower than the Broadridge peer group median. The Trustees further noted that the Fund’s net expense ratio of 0.61% was slightly lower than the Broadridge peer group median. The Trustees considered that the adviser had an expense limitation in place with respect to the Fund. The Trustees concluded that the Fund’s advisory fee was not unreasonable.

FormulaFolios Tactical Growth ETF: The Trustees evaluated the Fund’s advisory fee, noting that the advisory fee of 0.60% was equal to the Broadridge peer group median. The Trustees discussed the Fund’s net expense ratio and noted that it was higher than the Broadridge peer group median. The Trustees considered that the adviser had

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an expense limitation in place with respect to the Fund. The Trustees concluded that the Fund’s advisory fee was not unreasonable.

FormulaFolios Tactical Income ETF: The Trustees evaluated the Fund’s advisory fee, noting that the advisory fee of 0.60% was higher than the Broadridge peer group median. The Trustees discussed the Fund’s net expense ratio and noted that it was slightly lower than its Broadridge peer group median. The Trustees considered that the adviser had an expense limitation in place with respect to the Fund. The Trustees concluded that the Fund’s advisory fee was not unreasonable.

Profitability. The Board considered the level of profits that could be expected to accrue to the Adviser with respect to each of the Funds based on break even and profitability reports and analyses reviewed by the Board, the selected financial information of the Adviser provided by the Adviser, and the Adviser’s representation that it did not expect any material changes to the firm’s profitability post-Transaction.

After review and discussion, the Board concluded that based on the services provided by the Adviser, the current assets of each Fund and the projected growth of each Fund, profits from the Adviser’s relationship with the each of the Funds were not excessive.

Economies of Scale. As to the extent to which the Funds will realize economies of scale as they grow, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of each Fund and the Adviser’s expectations for growth of each of the Funds. After discussion, the Board concluded that significant economies of scale would likely not be achieved in the near term.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Interim Advisory Agreement and New Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including all of the Independent Trustees voting separately, determined with respect to each of the Funds separately that (a) the terms of the Interim Advisory Agreement and New Advisory Agreement are reasonable; (b) the investment advisory fees payable pursuant to the Interim Advisory Agreement and New Advisory Agreement are reasonable; and (c) the Interim Advisory Agreement and New Advisory Agreement is in the best interests of each of the Funds and its shareholders.

Based on the Trustees’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, by separate vote of the Independent Trustees and the entire Board, unanimously approved both the Interim Advisory Agreement and New Advisory Agreement and voted to recommend the Interim Advisory Agreement and New Advisory Agreement to shareholders for approval.

Section 15(f) of the 1940 Act

Because the Transaction may be considered to result in a change of control of the Adviser under the 1940 Act resulting in the assignment of the Former Advisory Agreement, the Adviser intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Adviser has confirmed for the Board that the Transaction will not impose an unfair burden on any Fund within the meaning of Section 15(f) of the 1940 Act.

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Second, during the three-year period following the Transaction, at least 75% of the members of the investment company's board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor adviser). At the present time, 100% of the Trustees are classified as Independent Trustees; i.e., not interested persons of the Trust. The Board has committed to ensuring that at least 75% of the Trustees would not be “interested persons” of the Adviser for a period of three years after the Transaction.

Accordingly, the Board, including the Independent Trustees, unanimously recommends that shareholders of each Fund vote “FOR” approval of the New Advisory Agreement.

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OTHER INFORMATION

OPERATION OF THE FUNDS

Each Fund is a diversified series of the Northern Lights Fund Trust IV, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust. The Trust’s principal executive offices are located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The Board oversees the business activities of the Funds. Like other mutual funds, the Funds retain various firms to perform specialized services. The Adviser currently serves as the Funds’ investment adviser.

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, serves as principal underwriter and distributor of the Funds. Gemini Fund Services, LLC, provides the Funds with transfer agent, accounting and administrative services.

The most recent annual report of the Funds, including audited financial statements for the fiscal year ended May 31, 2019, has been mailed previously to shareholders. If you have not received this report or would like to receive additional copies of the Annual Report or Semi-Annual Report to Shareholders, Prospectus and/or SAI, free of charge, please contact the Funds at the address set forth on the first page of this Proxy Statement or by calling (toll-free) 1-855-907-3233 and they will be sent to you by first class mail.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the New Advisory Agreement; and at the discretion of the holders of the proxy, on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING INFORMATION

As of the Record Date, there were [ ] shares of beneficial interest of the FormulaFolios Tactical Income ETF issued and outstanding, [ ] shares of beneficial interest of the FormulaFolios Hedged Growth ETF issued and outstanding, [ ] shares of beneficial interest of the FormulaFolios Smart Growth ETF issued and outstanding and [ ] shares of beneficial interest of the FormulaFolios Tactical Growth ETF issued and outstanding.

All shareholders of record of the Funds on the Record Date are entitled to vote at the Meeting on the Proposal. Each shareholder is entitled to one (1) vote per share held.

An affirmative vote of the holders of a majority of the outstanding shares of each Fund is required for the approval of the proposed New Advisory Agreement. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a fund means the vote of (1) 67% or more of the voting shares of the fund present at the meeting, if the holders of more than 50% of the outstanding shares of the fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the fund, whichever is less.

Thirty-three and one-third percent (33-1/3%) of the shares of each Fund present in person or represented by proxy and entitled to vote shall constitute a quorum at the Meeting.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of each Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed New Advisory Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

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SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of each Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of a Fund.

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares.

Although the Trust does not have information concerning its beneficial ownership held in the names of DTC Participants, the following table lists each DTC Participant that owned of record 5% or more of the outstanding shares of any Fund as of the Record Date:

[Insert Table]

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned 0% of the outstanding shares of the Funds as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Funds.

As of the Record Date, [__________, 2020], the Trustees and officers, as a group, owned less than 1.00% of the Funds’ outstanding shares. As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Adviser or its parents or subsidiaries of either since, or any of their respective affiliates.

SHAREHOLDER PROPOSALS

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of trustees or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act.

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Brian Nielsen, Northern Lights Fund Trust IV, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged AST Fund Solutions, LLC (“AST”), a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to AST are approximately between $[_____] and $[______]. The cost of preparing and mailing this Proxy Statement, the accompanying Notice

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of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by the Adviser. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of each Fund of whom they have knowledge, and the Adviser will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and the Adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

REVOCABILITY OF PROXIES

The presence of a shareholder at the Meeting will not automatically revoke such shareholder’s proxy. A shareholder may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to: FormulaFolios Tactical Income ETF, FormulaFolios Hedged Growth ETF, FormulaFolios Smart Growth ETF and FormulaFolios Tactical Growth ETF c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, by calling 1-855-907-3233 or by attending the Meeting and voting in person. All valid, unrevoked proxies will be voted at Meeting.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Funds if you wish to receive a separate copy of the Proxy Statement, and the Funds will promptly mail a copy to you. You may also call or write to the Funds if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Funds at 1-855-907-3233, or write the Funds at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

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EXHIBITS:

Appendix A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST IV

and

FORMULAFOLIOS INVESTMENTS, LLC

This AGREEMENT is made as of __________, 2020 between NORTHERN LIGHTS FUND TRUST IV, a Delaware statutory trust (the “Trust”), and FormulaFolios Investments, LLC a Michigan limited liability company (the "Adviser"), located at 89 Ionia SW, Suite 600, Grand Rapids, MI 49503.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a “Fund,” and collectively as the “Funds”);

WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1.        Services of the Adviser.

1.1 Investment Advisory Services. Subject to the supervision of the Trust’s Board of Trustees (the “Board”), the Adviser shall regularly provide each Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for each Fund’s portfolio of securities and other investments. The Adviser shall determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by each Fund and what portion of the assets of each Fund’s portfolio will be held in the various securities and other investments in which each Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of each Fund, and any other specific policies adopted by the Board and disclosed to the Adviser. The Adviser is authorized as the agent of the Trust to give instructions to the custodian of each Fund as to deliveries of securities and other investments and payments of cash for the account of each Fund.

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Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of each Fund in one or more investment companies.

The Adviser will place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to each Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Adviser’s authority regarding the execution of each Fund’s portfolio transactions provided herein.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) provided the transaction complies with the Trust’s Rule 17e-1 policies and procedures.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions, which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

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1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement (“Additional Series”), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2.        Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

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2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of each Fund under the Act and the registration of each Fund's shares under the Securities Act of 1933 (the “1933 Act”), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of each Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of each Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of each Fund's portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to each Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.18 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

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2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3.        Advisory Fee

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4.        Proxy Voting

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5.        Records

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6.        Reports to Adviser

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7.        Reports to the Trust

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8.        Code of Ethics

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The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. The Adviser will provide to the Board of Trustees of the Trust at least annually or as more frequently requested by the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent “access persons” (as that term is defined in Rule 17j-1) from violating the code.

9.        Retention of Sub-Adviser

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10.        Services to Other Clients

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11.        Limitation of Liability of Adviser and its Personnel

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of such rights which the Trust or the Fund may have under federal securities laws.

12.        Effect of Agreement

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

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13.        Term of Agreement

With respect to each Fund, the term of this Agreement shall begin as of the date of this Agreement, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14.        Amendment or Assignment of Agreement

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment if required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15.        Termination of Agreement

Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to one or more Funds, without payment of any penalty:

(i)       By vote of the Trust’s Board of Trustees, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), in each case, upon not more than 60 days’ written notice to the Adviser;

(ii)       By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

(iii) By the Adviser upon 60 days’ written notice to the Trust.

16.        Use of Name

The Trust is named the Northern Lights Fund Trust IV and each Fund may be identified, in part, by the name “Northern Lights IV.”

17.        Declaration of Trust

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any

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shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18.        Confidentiality

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's officers, directors, members and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19.        Governing Law

This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20.        Interpretation and Definition of Terms

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated person,” as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21.        Captions

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22.        Execution in Counterparts

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST IV

By:

Name: Wendy Wang

Title: President

FORMULAFOLIOS INVESTMENTS, LLC

By:

Name:

Title:

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NORTHERN LIGHTS FUND TRUST IV

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

FUNDS OF THE TRUST

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
FormulaFolios Tactical Income ETF	0.60%
FormulaFolios Hedged Growth ETF	0.80%
FormulaFolios Smart Growth ETF	0.35%
FormulaFolios Tactical Growth ETF	0.60%

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